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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)               December 2, 1996



                           PROTECTIVE LIFE CORPORATION
             (Exact name of registrant as specified in its charter)


      Delaware                      1-12332                95-2492236
(State or other jurisdiction     (Commission          (IRS Employer
   of incorporation)              File Number)           Identification No.)


              2801 Highway 280 South, Birmingham, Alabama             35223
               (Address of principal executive offices)            (Zip Code)


        Registrant's telephone number, including area code (205) 879-9230


                                       N/A
         (Former name or former address, if changed since last report.)



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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

              (c)     Exhibits.

                      The following exhibits are filed with reference to the Registration Statements on Form S-3 (Registration Nos. 333-03435, 33-55063 and 33-52831) of Protective Life
                      Corporation and PLC Capital L.L.C.:


                      1(e)(2) Terms Agreement, dated as of December 2, 1996, by and between Protective Life Corporation and Edward D. Jones & Co., L.P.

                      4(g)(3) Supplemental Indenture No. 5, dated as of December 1, 1996, to Senior Indenture, dated as of July 1, 1994, from Protective Life Corporation to The Bank of New York.

                      4(n)      Specimen   7.00%   Medium-Term   Note   due
                                December 15, 2011 (included as Exhibit A to
                                Exhibit 4(g)(3)).

                      5(d) Opinion of Sutherland, Asbill & Brennan, L.L.P. as to the legality of the securities.

                      8(c) Opinion of Sutherland, Asbill & Brennan, L.L.P. as to tax matters (included in Exhibit 5(d)).

                      23(f) Consent of Sutherland, Asbill & Brennan, L.L.P. (included in Exhibit 5(d)).



                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     PROTECTIVE LIFE CORPORATION



Date: December 6, 1996           By: /s/ Jerry W. DeFoor
                                    --------------------
                                     Jerry W. DeFoor
                                     Vice President, Controller and
                                     Chief Accounting Officer



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                                INDEX TO EXHIBITS



1(e)(2) Terms Agreement, dated as of December 2, 1996, by and between Protective Life Corporation and Edward D. Jones & Co., L.P.

4(g)(3) Supplemental Indenture No. 5, dated as of December 1, 1996, to Senior Indenture, dated as of July 1, 1994, from Protective Life Corporation to The Bank of New York.

4(n) Specimen 7.00% Medium-Term Note due December 15, 2011 (included as Exhibit A to Exhibit 4(g)(3)).

5(d) Opinion of Sutherland, Asbill & Brennan, L.L.P. as to the legality of the securities.

8(c) Opinion of Sutherland, Asbill & Brennan, L.L.P. as to tax matters (included in Exhibit 5(d)).

23(f)     Consent of Sutherland, Asbill & Brennan, L.L.P. (included in
          Exhibit 5(d)).